SCHEDULE OF BASIC AND DILUTED NET LOSS PER SHARE (Details) - USD ($)		12 Months Ended
		Dec. 31, 2025	Dec. 31, 2024
Net loss per share(4)
Net loss		$ (15,723,636)	$ (23,753,863)
Weighted average shares outstanding, basic	[1]	7,385,168	4,282,194
Weighted average shares outstanding, diluted	[1]	7,385,168	4,282,194
Net loss share, basic	[1]	$ (2.13)	$ (5.55)
Net loss share, diluted	[1]	$ (2.13)	$ (5.55)

[1]	Amounts have been adjusted to reflect the 1-for-10 reverse stock split that became effective on September 8, 2025. See Note 2 “Basis of presentation and summary of significant accounting policies” for additional details.